UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 14, 2005

EPIX Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-21863	04-3030815
(Commission File Number)	(IRS Employer Identification No.)

161 First Street, Cambridge, Massachusetts

02142

(Address of Principal Executive Offices)	(Zip Code)

(617) 250-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On September 14, 2005, EPIX Pharmaceuticals, Inc. issued a press release announcing the appointment of Michael Astrue as interim Chief Executive Officer.  Mr. Astrue succeeds Michael Webb, who will remain as a consultant to EPIX.  EPIX has scheduled a conference call and live webcast of its conference call to discuss the transition at 8:30 a.m. ET, Thursday, September 15, 2005.  Chris Gabrieli and Michael Astrue will host the call.  To access the conference call, please dial 800-561-2718 for domestic participants and 617-614-3525 for international participants.  All participants should use the passcode 32834752 to access the call.  Participants may also visit www.epixpharma.com and click on the “Investor Relations” tab to listen to the call.  Please connect to the EPIX website at least 10 minutes prior to the conference call to ensure adequate time for any software download that may be needed to hear the live webcast.  Two hours after the live webcast, an archived version of the call will be available on the EPIX website.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(c) The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Press Release dated September 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIX Pharmaceuticals, Inc.

(Registrant)

Date: September 14, 2005	/s/ Robert B. Pelletier
Robert B. Pelletier
Executive Director of Finance and Principal
Accounting Officer